EXHIBIT        DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1       Articles of Incorporation of Twentieth Century Capital
               Portfolios, Inc., dated June 11, 1993 (filed as Exhibit 1a to
               Post-Effective Amendment No. 5 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 31,
               1996, and incorporated herein by reference).

EX-99.a2       Articles Supplementary of Twentieth Century Capital Portfolios,
               Inc., dated March 11, 1996 (filed as Exhibit 1b to Post-Effective
               Amendment No. 5 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.a3       Articles Supplementary of Twentieth Century Capital Portfolios,
               Inc., dated September 9, 1996 (filed as Exhibit a3 to
               Post-Effective Amendment No. 15 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on May 14,
               1999, and incorporated herein by reference).

EX-99.a4       Articles of Amendment of Twentieth Century Capital Portfolios,
               Inc., dated December 2, 1996 (filed as Exhibit b1c to
               Post-Effective Amendment No. 7 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.a5       Articles Supplementary of American Century Capital Portfolios,
               Inc., dated December 2, 1996 (filed as Exhibit b1d to
               Post-Effective Amendment No. 7 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on March 3,
               1997, and incorporated herein by reference).

EX-99.a6       Articles Supplementary of American Century Capital Portfolios,
               Inc., dated April 30, 1997 (filed as Exhibit b1e to
               Post-Effective Amendment No. 8 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on May 21,
               1997, and incorporated herein by reference).

EX-99.a7       Certificate of Correction to Articles Supplementary of American
               Century Capital Portfolios, Inc., dated May 15, 1997 (filed as
               Exhibit b1f to Post-Effective Amendment No. 8 to the Registration
               Statement on Form N-1A of the Registrant, File No. 33-64872,
               filed on May 21, 1997, and incorporated herein by reference).

EX-99.a8       Articles of Merger merging RREEF Securities Fund, Inc. with and into American Century Capital Portfolios, Inc., dated June 13,
               1997 (filed as Exhibit a8 to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant, File
               No. 33-64872, filed on May 14, 1999, and incorporated herein by reference).

EX-99.a9       Articles Supplementary of American Century Capital Portfolios,
               Inc., dated December 18, 1997 (filed as Exhibit b1g to
               Post-Effective Amendment No. 9 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on February
               17, 1998, and incorporated herein by reference).

EX-99.a10      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated June 1, 1998 (filed as Exhibit b1h to Post-Effective
               Amendment No. 11 to the Registration Statement on Form N-1A of
               the Registrant, File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.a11      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated January 29, 1999 (filed as Exhibit b1i to
               Post-Effective Amendment No. 14 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on December
               29, 1998, and incorporated herein by reference).

EX-99.a12      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated February 16, 1999 (filed as Exhibit a12 to
               Post-Effective Amendment No. 15 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on May 14,
               1999, and incorporated herein by reference).

EX-99.a13      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated June 2, 1999 (filed as Exhibit a13 to Post-Effective
               Amendment No. 16 to the Registration Statement on Form N-1A of
               the Registrant, File No. 33-64872, filed on July 29, 1999, and incorporated herein by reference).

EX-99.a14      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated June 8, 2000 (filed as Exhibit a14 to Post-Effective
               Amendment No. 17 to the Registration Statement on Form N-1A of
               the Registrant, File No. 33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.a15      Articles Supplementary of American Century Capital Portfolios,
               Inc. dated March 5, 2001 (filed as Exhibit a15 to Post-Effective
               Amendment No. 20 to the Registration Statement on Form N-1A of
               the Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a16      Articles Supplementary of American Century Capital Portfolios,
               Inc., dated April 4, 2001 (filed as Exhibit a16 to Post-Effective
               Amendment No. 20 to the Registration Statement on Form N-1A of
               the Registrant, File No. 33-64872, filed on April 20, 2001, and incorporated herein by reference).

EX-99.a17      Articles Supplementary of American Century Capital Portfolios,
               Inc. dated May 21, 2001.

EX-99.b1       By-Laws of Twentieth Century Capital Portfolios, Inc. (filed as
               Exhibit 2 to Post-Effective Amendment No. 5 to the Registration
               Statement on Form N-1A of the Registrant, File No. 33-64872,
               filed on July 31, 1996, and incorporated herein by reference).

EX-99.b2       Amendment to the By-Laws of American Century Capital Portfolios,
               Inc. (filed as Exhibit b2b to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of the Registrant, File
               No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1       Management Agreement between American Century Capital Portfolios,
               Inc. and American Century Investment Management, Inc., dated
               August 1, 1997 (filed as Exhibit b5a to Post-Effective Amendment
               No. 9 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d2       Subadvisory Agreement by and between American Century Capital
               Portfolios, Inc., American Century Investment Management, Inc.
               and J.P. Morgan Investment Management Inc., dated January 1, 2000
               (filed as Exhibit d2 to Post-Effective Amendment No. 17 to the
               Registration Statement on Form N-1A of the Registrant, File No.
               33-64872, filed on July 28, 2000, and incorporated herein by reference).

EX-99.d3       Addendum to the Management Agreement between American Century
               Capital Portfolios, Inc. and American Century Investment
               Management, Inc., dated July 30, 1998 (filed as Exhibit b5c to
               Post-Effective Amendment No. 11 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on June 26,
               1998, and incorporated herein by reference).

EX-99.d4       Subadvisory Agreement between Barclays Global Fund Advisers and
               American Century Investment Management, Inc., dated January 29,
               1999 (filed as Exhibit b5d to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File
               No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-99.d5       Addendum to the Management Agreement between American Century
               Capital Portfolios, Inc. and American Century Investment
               Management, Inc., dated January 29, 1999 (filed as Exhibit b5e to
               Post-Effective Amendment No. 14 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on December
               29, 1998, and incorporated herein by reference).

EX-99.d6       Addendum to the Management Agreement between American Century
               Capital Portfolios, Inc. and American Century Investment
               Management, Inc., dated July 30, 1999 (filed as Exhibit d6 to
               Post-Effective Amendment No. 16 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 29,
               1999, and incorporated herein by reference).

EX-99.d7       Amendment No. 1 to the Management Agreement between American
               Century Capital Portfolios, Inc. and American Century Investment
               Management, Inc., dated January 1, 2000 (filed as Exhibit d7 to
               Post-Effective Amendment No. 17 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 28,
               2000, and incorporated herein by reference).

EX-99.d8       Addendum to the Management Agreement between American Century
               Capital Portfolios, Inc. and American Century Investment
               Management, Inc., dated May 1, 2001 (filed as Exhibit d8 to
               Post-Effective Amendment No. 20 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on April
               20, 2001, and incorporated herein by reference).

EX-99.e1       Distribution Agreement between American Century Capital
               Portfolios, Inc. and American Century Investment Services, Inc.,
               dated March 13, 2000 (filed as Exhibit e7 to Post-Effective
               Amendment No. 17 to the Registration Statement on Form N-1A of
               American Century World Mutual Funds, Inc., File No. 33-39242,
               filed on March 30, 2000, and incorporated herein by reference).

EX-99.e2       Amendment No. 1 to the Distribution Agreement between American
               Century Capital Portfolios, Inc. and American Century Investment
               Services, Inc., dated June 1, 2000 (filed as Exhibit e9 to
               Post-Effective Amendment No. 19 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds, Inc., File No.
               33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.e3       Amendment No. 2 to the Distribution Agreement between American
               Century Capitals Portfolios, Inc. and American Century Investment
               Services, Inc., dated November 20, 2000 (filed as Exhibit e10 to
               Post-Effective Amendment No. 29 to the Registration Statement on
               Form N-1A of American Century Variable Portfolios, Inc., File No.
               33-14567, filed on December 1, 2000, and incorporated herein by reference).

EX-99.e4       Amendment No. 3 to the Distribution Agreement between American
               Century Capital Portfolios, Inc. and American Century Investment
               Services, Inc., dated March 1, 2001 (filed as Exhibit e4 to
               Post-Effective Amendment No. 35 to the Registration Statement on
               Form N-1A of American Century Target Maturities Trust, File No.
               2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e5       Amendment No. 4 to the Distribution Agreement between American
               Century Capital Portfolios, Inc. and American Century Investment
               Services, Inc. dated April 30, 2001 (filed as Exhibit e5 to
               Post-Effective Amendment No. 35 to the Registration Statement on
               Form N-1A of American Century Target Maturities Trust, File No.
               2-94608, filed on April 17, 2001, and incorporated herein by reference).

EX-99.e6       Amendment No. 5 to the Distribution Agreement between American
               Century Capital Portfolios, Inc. and American Century Investment
               Services, Inc., dated May 24, 2001.

EX-99.e7       Amendment No. 6 to the Distribution Agreement between American
               Century Capital Portfolios, Inc. and American Century Investment
               Services, Inc., dated August 1, 2001.

EX-99.g1       Master Agreement by and between Twentieth Century Services, Inc.
               and Commerce Bank, N.A., dated January 22, 1997 (filed as Exhibit
               8e to Post-Effective Amendment No. 76 to the Registration
               Statement on Form N-1A of American Century Mutual Funds, Inc.,
               File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.g2       Global Custody Agreement between American Century Investments and
               The Chase Manhattan Bank, dated August 9, 1996 (filed as Exhibit
               b8 to Post-Effective Amendment No. 31 to the Registration
               Statement on Form N-1A of American Century Government Income
               Trust, File No. 2-99222, filed on February 7, 1997, and
               incorporated herein by reference).

EX-99.g3       Amendment to Global Custody Agreement between American Century
               Investments and The Chase Manhattan Bank, dated December 9, 2000
               (filed as Exhibit g2 to Pre-Effective Amendment No. 2 to the
               Registration Statement on Form N-1A of American Century Variable
               Portfolios II, Inc., File No. 333-46922, filed on January 9,
               2001, and incorporated herein by reference).

EX-99.h1       Transfer Agency Agreement by and between Twentieth Century
               Capital Portfolios, Inc. and Twentieth Century Services, Inc.,
               dated as of August 1, 1993 (filed as Exhibit 9 to Post-Effective
               Amendment No. 5 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-64872, filed on July 31, 1996, and incorporated herein by reference).

EX-99.h2       Credit Agreement between American Century Funds and The Chase
               Manhattan Bank, as Administrative Agent, dated as of December 19,
               2000 (filed as Exhibit h5 to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A American Century Target
               Maturities Trust, File No. 2-94608, filed on January 31, 2001, and incorporated herein by reference).

EX-99.i        Opinion and Consent of Counsel (filed as Exhibit i to
               Post-Effective Amendment No. 16 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 29,
               1999, and incorporated herein by reference).

EX-99.j1       Consent of Deloitte & Touche LLP.

EX-99.j2       Power of Attorney, dated November 18, 2000 (filed as Exhibit j2 to Post-Effective Amendment No. 19 to the Registration Statement
               on Form N-1A of the Registrant, File No. 33-64872, filed on
               February 23, 2001, and incorporated herein by reference).

EX-99.m1       Master Distribution and Shareholder Services Plan of Twentieth
               Century Capital Portfolios, Inc., Twentieth Century Investors,
               Inc., Twentieth Century Strategic Asset Allocations, Inc. and
               Twentieth Century World Investors, Inc. (Advisor Class), dated
               September 3, 1996 (filed as Exhibit b15a to Post-Effective
               Amendment No. 9 to the Registration Statement on Form N-1A of the
               Registrant, File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2       Amendment No. 1 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated June 13, 1997 (filed as Exhibit b15b to Post-Effective Amendment No. 77 to the Registration Statement
               on Form N-1A of American Century Mutual Funds, Inc., File No.
               2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3       Amendment No. 2 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated September 30, 1997 (filed as Exhibit
               b15c to Post-Effective Amendment No. 78 to the Registration
               Statement on Form N-1A of American Century Mutual Funds, Inc.,
               File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4       Amendment No. 3 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated June 30, 1998 (filed as Exhibit b15e to Post-Effective Amendment No. 11 to the Registration Statement
               on Form N-1A of the Registrant, File No. 33-64872, filed on June
               26, 1998, and incorporated herein by reference).

EX-99.m5       Amendment No. 4 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated November 13, 1998 (filed as Exhibit
               b15e to Post-Effective Amendment No. 12 to the Registration
               Statement on Form N-1A of American Century World Mutual Funds,
               Inc., File No. 33-39242, filed on November 13, 1998, and
               incorporated herein by reference).

EX-99.m6       Amendment No. 5 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated February 16, 1999 (filed as Exhibit
               m6 to Post-Effective Amendment No. 83 to the Registration
               Statement on Form N-1A of American Century Mutual Funds, Inc.,
               File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7       Amendment No. 6 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated July 30, 1999 (filed as Exhibit m7 to
               Post-Effective Amendment No. 16 to the Registration Statement on
               Form N-1A of the Registrant, File No. 33-64872, filed on July 29,
               1999, and incorporated herein by reference).

EX-99.m8       Amendment No. 7 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated November 19, 1999 (filed as Exhibit
               m8 to Post-Effective Amendment No. 87 to the Registration
               Statement on Form N-1A of American Century Mutual Funds, Inc.,
               File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.m9       Amendment No. 8 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated June 1, 2000 (filed as Exhibit m9 to
               Post-Effective Amendment No. 19 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds, Inc., File No.
               33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.m10      Amendment No. 9 to the Master Distribution and Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc. (Advisor Class), dated April 30, 2001 (filed as Exhibit m10 to Post-Effective Amendment No. 24 to the Registration Statement
               on Form N-1A of American Century World Mutual Funds, Inc., File
               No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11      Master Distribution and Individual Shareholder Services Plan of
               American Century Capital Portfolios, Inc., American Century
               Mutual Funds, Inc., American Century Strategic Asset Allocations,
               Inc. and American Century World Mutual Funds, Inc. (C Class),
               dated March 1, 2001 (filed as Exhibit m11 to Post-Effective
               Amendment No. 24 to the Registration Statement on Form N-1A of
               American Century World Mutual Funds, Inc., File No. 33-39242,
               filed on April 19, 2001, and incorporated herein by reference).

EX-99.m12      Amendment No. 1 to Master Distribution and Individual Shareholder
               Services Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds Inc., American Century Strategic
               Asset Allocations, Inc., and American Century World Mutual Funds,
               Inc. (C Class), dated March 1, 2001 (filed as Exhibit m12 to
               Post-Effective Amendment No. 24 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds, Inc., File No.
               33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.m13      Shareholder Services Plan of Twentieth Century Capital
               Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
               Century Strategic Asset Allocations, Inc. and Twentieth Century
               World Investors, Inc. (Service Class), dated September 3, 1996
               (filed as Exhibit b15b to Post-Effective Amendment No. 9 to the
               Registration Statement on Form N-1A of the Registrant, File No.
               33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.n1       Multiple Class Plan of American Century Capital Portfolios, Inc.,
               American Century Mutual Funds, Inc., American Century Strategic
               Asset Allocations, Inc. and American Century World Mutual Funds,
               Inc., dated March 1, 2001 (filed as Exhibit n1 to Post-Effective
               Amendment No. 24 to the Registration Statement on Form N-1A of
               American Century World Mutual Funds, Inc., File No. 33-39242,
               filed on April 19, 2001, and incorporated herein by reference).

EX-99.n2       Amendment No. 1 to the Multiple Class Plan of American Century
               Capital Portfolios, Inc., American Century Mutual Funds, Inc.,
               American Century Strategic Asset Allocations, Inc. and American
               Century World Mutual Funds, Inc., dated April 30, 2001 (filed as
               Exhibit n2 to Post-Effective Amendment No. 24 to the Registration
               Statement on Form N-1A of American Century World Mutual Funds,
               Inc., File No. 33-39242, filed on April 19, 2001, and
               incorporated herein by reference).

EX-99.p1       American Century Code of Ethics (filed as Exhibit p to
               Post-Effective Amendment No. 30 to the Registration Statement on
               Form N-1A of American Century California Tax-Free and Municipal
               Funds, File No. 2-82734, filed on December 29, 2000, and
               incorporated herein by reference).

EX-99.p2       Barclays Code of Ethics (filed as Exhibit p2 to Post-Effective
               Amendment No. 30 to the Registration Statement on Form N-1A of
               American Century Variable Portfolios, Inc., File No. 33-14567,
               filed on April 12, 2001, and incorporated herein by reference).

EX-99.p3       J.P. Morgan Investment Management, Inc. Code of Ethics (filed as
               Exhibit p3 to Post-Effective Amendment No. 20 to the Registration
               Statement on Form N-1A of the Registrant, File No. 33-64872,
               filed on April 20, 2001, and incorporated herein by reference).